EXHIBIT 22.3
                                                                    ------------

                              SEABRIDGE GOLD INC.


                         SUPPLEMENTAL MAILING LIST FORM

                                                        CUSIP # 811916105
                                                        SCRIP COMPANY CODE: STDQ

April 25, 2005

To:  REGISTERED AND BENEFICIAL SHAREHOLDERS

National Instrument 51-102 - Continuous Disclosure Obligations mandates that Seabridge Gold Inc. (the "Company") send annually a request form to registered holders and beneficial owners of securities to enable such holders and owners to request a copy of the Company's annual financial statements and related MD&A and/or interim financial statements and related MD&A (collectively, the "Statements"), in accordance with the procedures set out in National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer. If you wish to receive either or all of the above, you must complete the following portion of this form and forward it to our transfer agent at the following address:

     Computershare Trust Company of Canada
     100 University Avenue, 9th Floor
     Toronto, Ontario  M5J 2Y1
     Canada

Please note that both registered holders and beneficial owners should return this form; registered shareholders will not automatically receive the Statements. (Registered holders are those with shares registered in their name: beneficial owners have their shares registered in an agent, broker, or bank's name.)

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     I hereby certify that I am the beneficial owner of Common Shares of
Seabridge Gold Inc.

     I would like to receive:     [  ]  Interim Financial Statements and MD&A
                                  [  ]  Annual Financial Statements and MD&A

                                  PLEASE PRINT

     NAME_______________________________________________________________

     ADDRESS____________________________________________________________

     CITY ___________________________ PROVINCE/STATE ___________________

     COUNTRY_________________________ POSTAL/ZIP CODE __________________

     SIGNATURE________________________________